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Exhibit 32

               CERTIFICATION OF PRESIDENT, CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Starmed Group, Inc. (the "Company") on Form 10-QSB for the for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herman Rappaport, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Herman Rappaport
--------------------------------
Herman Rappaport, President,
Chief Executive Officer and
Chief Financial Officer
June 24, 2004